UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                        First SecurityFed Financial, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-23063                     36-4177515
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



936 North Western Avenue, Chicago, Illinois                           60622
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (773) 772-4500
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

                  Exhibit No.                      Description

                    99.1                  Press release dated May 13, 2004

Item 12. Results of Operations and Financial Condition.

         On May 13, 2004, First SecurityFed Financial, Inc. announced its earnings for the quarter ended March 31, 2004. A copy of the press release dated May 13, 2004, detailing earnings for this period is attached as Exhibit 99.1 to this report.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         First SecurityFed Financial, Inc.


DATE: May 17, 2004                    By: /s/ Harry Kucewicz
                                         ---------------------------------------
                                         Harry Kucewicz
                                         Chief Financial Officer








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